    STRATTON
    SMALL-CAP
    YIELD FUND
================================================================================







    SSCY

================================================================================

      SEMI-ANNUAL REPORT
      SEPTEMBER 30, 1996

                                FUND HIGHLIGHTS



                                 September 30,          June 30,
                                      1996                1996
                                 -------------        -------------

    Total Net Assets...........    $20,435,759        $20,318,321
    Net Asset Value Per Share..    $     32.76        $     32.52
    Shares Outstanding.........        623,891            624,777
    Number of Shareholders.....            893                913
    Average Size Account.......    $    22,884        $    22,254

================================================================================

Portfolio Changes For the Quarter Ended September 30, 1996 (unaudited)

Major Purchases                              Major Sales

Acordia, Inc.                                Affiliated Community Bancorp
A.O. Smith Corp./(1)/                        Commercial Intertech Corp./(2)/
Donegal Group, Inc.                          Harleysville Group, Inc. (PA)/(2)/
Excel Industries, Inc.                       Hilb, Rogal & Hamilton Co./(2)/
Innkeepers USA Trust                         Lincoln Telecommunications Co./(2)/
International Multifoods Corp.               Quaker State Corp./(2)/
Inter-Regional Financial Group, Inc./(1)/    Sun Communities, Inc./(2)/
Portsmouth Bank Shares, Inc./(1)/
Sturm, Ruger & Co., Inc.
Vermont Financial Services Corp.

/(1)/ New Holdings                           /(2)/ Eliminations

Ten Largest Holdings September 30, 1996 (unaudited)

                                            Market      Percent
                                            Value       of TNA
                                          ----------   ---------
Schweitzer-Mauduit International, Inc...  $  670,000      3.3%
K2, Inc.................................     653,125      3.2
Sturm, Ruger & Co., Inc.................     588,750      2.9
True North Communications, Inc..........     578,125      2.8
American Business Products, Inc.........     556,250      2.7
Kysor Industrial Corp...................     537,500      2.6
Shared Medical Systems Corp.............     513,000      2.5
Excel Industries, Inc...................     510,000      2.5
A.O. Smith Corp.........................     497,500      2.4
Coca-Cola Bottling Co. Consolidated.....     494,000      2.4
                                          ----------     ----
                                          $5,598,250     27.3%
                                          ==========     ====

DEAR SHAREHOLDER:

Your Fund completed its second fiscal quarter ended September 30, 1996 with a net asset value per share of $32.76. Total net assets have grown to $20,435,759. Our number of shareholder accounts totaled 893 at quarter-end with an average account size of $22,884. The combination of a lower management fee and increased average account size has benefited shareholders through a much lower annualized expense ratio of 1.13%.

The portfolio continues to be invested in a diversified list of holdings representing nine different industries. The Fund is comprised of small companies all of which had market capitalizations under $500 million at the time of purchase. The median market capitalization of the stocks in the portfolio is approximately $250 million. The current number of holdings is now 59. Portfolio turnover for the first six months was 42% on an annualized basis.

At the end of the quarter, the portfolio was 92% invested with the remaining cash reserves held in commercial paper. New purchases were made in the financial services and auto parts sectors along with several additions made to holdings in other industries. Banking remains our largest industry weighting at 20%, followed by consumer products companies at 19%. Industrial companies make up the next largest group at 17%. Lower yielding technology issues are 10% of the Fund, while REITs are just under 8% of total net assets.

Third quarter real GDP growth of only 2.2% suggests that the economy is slowing, accompanied by weak consumer spending and a spike in inventory levels. Fourth quarter growth is likely to be even smaller as the second and third quarter inventory rebuilding is not likely to be repeated. Inflation remains in check with only a 1.6% rise in the GDP price deflator. If wages do not rise dramatically from here, we could be in for a favorable market for the interest sensitive sectors of the market. Lastly, with the November elections only a week away, we are not expecting any surprises at the national level. Assuming the Republicans keep the House or the Senate, there should be a stable political platform to help the market.

Performance for the quarter was 1.30%, better than the Russell 2000's 0.34% advance. Fiscal year-to-date your Fund is up 3.54% compared with a 5.36% rise for the Russell 2000 Index. During the month of July when the Russell 2000 dropped 8.73% your value oriented Fund performed as expected dropping 4.03% or less than half as much. We remain committed to our dividend-based style of value investing and look forward to continued strong relative performance in volatile market environments.

The Fund's Directors declared the regular fiscal second quarter dividend at the rate of $0.18 per share payable on September 23 to stockholders of record as of September 13, 1996. We appreciate your continued support and welcome our new shareholders to the Fund. As a 100% no-load fund, referrals by our existing shareholders are an important source of new business to us. Should you have any questions, you may contact us at 1-800-578-8261.

                                Sincerely yours,



                James W. Stratton               Frank H. Reichel, III
                    Chairman                          President

November 1, 1996

              STRATTON SMALL-CAP YIELD FUND'S INVESTMENT PROCESS


What is the Fund's objective?

Stratton Small-Cap Yield Fund's objective is to achieve both dividend income and capital appreciation by investing in dividend paying small capitalization companies. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

What is the philosophy used in managing Stratton Small-Cap Yield Fund?

This is an all equity mutual fund which invests in the common stocks of small but established dividend paying companies. The primary criterion for stock selection centers around the dividend paying ability of the companies. We feel that companies who regularly increase their dividend have superior appreciation potential at reasonable levels of risk. Furthermore, given the higher volatility of small capitalization stocks a diversified portfolio is warranted.

How diversified is the portfolio of the Fund?

The Fund will normally be invested in ten to fifteen industry groups with no more than 25% in any one industry. We diversify into a variety of industries that offer sufficiently high yielding investment opportunities as well as growth potential. Right now our three largest industries are Banking 20%, Consumer Products 19% and Industrial 17%. In order to achieve the necessary diversification within those industries, we envision holding between 50 and 75 securities in total.

What kind of volatility does this portfolio have?

The portfolio of Stratton Small-Cap Yield Fund should have one of the lowest "beta's" (a measure of volatility) of any of its small-cap fund peers. The high dividend component and the established earnings stream of the securities we own typically helps to reduce share price fluctuations within the small-cap universe.

What is the turnover ratio of the portfolio?

We expect turnover to remain relatively low as we continually add to positions in the portfolio. Because small company stocks are often less frequently traded than their larger counterparts, we act only when the fundamental earnings picture has changed dramatically. This avoids incurring the relatively high transactions costs associated with replacing a position in the portfolio. A good target for the turnover ratio would be 40% annually.

Does Stratton Small-Cap Yield Fund pay much attention to market timing?

Because our objective is to produce above-average rates of current income, we generally remain fully invested at all times in dividend paying securities. Except during times of large cash inflows to the Fund, our cash position will vary between 0-10% depending upon available investment opportunities.

Where do you obtain the research data on the companies that you own or are considering for purchase?

The quantitative research is performed in-house by our own staff. Once we have identified industries and companies of interest, we seek the best regional analysts in the investment brokerage community to provide us with additional input. We like to have multiple sources of research. Our professional staff are portfolio generalists rather than industry specialists.

What quantitative disciplines do you use in purchasing common stocks?

From an overall universe of 6,000 companies, we screen down to about 1,000 companies by focusing on dividend paying stocks with market capitalizations under $500 million. Our second step reduces the universe to approximately 150 stocks by screening for dividend coverage and ranking companies on characteristics such as historical earnings and dividend growth rates.

How do you select companies within the high yield universe?

Our third review involves fundamental analysis of such important characteristics as the outlook for earnings and cash flow, management strengths and industry competitive position. This reduces the Stratton Small-Cap Yield Fund's buy candidate list to approximately 20 stocks. These stocks are available for addition to the Fund's portfolio.

What are the primary investment characteristics of the portfolio?

  . Average gross portfolio yield target should exceed the S&P 500, exceed savings account yields and be approximately twice the yield of the average small-cap company.

  .  Approximately 60 companies are held.

  .  By combining high dividend yields and underlying low price volatility
     (Beta), Stratton Small-Cap Yield seeks to produce good relative performance in up markets and superior relative performance in down markets.


SCHEDULE OF INVESTMENTS (unaudited)              SEPTEMBER 30, 1996

                                                                   Market
Number of                                                          Value
 Shares                        Security                           (Note 1)
---------                      --------                           --------
              COMMON STOCKS - 92.0%

              Banking - 19.7%
     2,000    Affiliated Community Bancorp ....................  $   40,750
     7,500    American Bank of Connecticut ....................     195,938
    10,000    Bankers Corp. (Perth Amboy, NJ) .................     182,500
     4,000    CCB Financial Corp. .............................     219,000
     8,000    Centura Banks, Inc. (NC) ........................     309,000
     7,000    Colonial BancGroup, Inc. ........................     244,125
    12,000    Commerce Bancorp, Inc. (NJ) .....................     316,500
     9,900    Eagle Financial Corp. ...........................     269,775
    20,000    First Essex Bancorp, Inc. .......................     240,000
     9,000    First Financial Holdings, Inc. ..................     180,000
     4,500    Firstbank of Illinois Co. .......................     143,437
    15,000    Home Financial Corp. (Hollywood, FL) ............     221,250
    15,000    Interchange Financial Services Corp. ............     322,500
    13,000    Medford Savings Bank ............................     302,250
    15,000    Portsmouth Bank Shares, Inc. ....................     193,125
    10,000    Reliance Bancorp, Inc. ..........................     187,500
     9,000    United Carolina Bancshares Corp. ................     209,250
     7,000    Vermont Financial Services Corp. ................     239,750
                                                                 ----------
                                                                  4,016,650
                                                                 ----------

              Business Services - 9.4%
    25,000    American Business Products, Inc. ................     556,250
    12,200    Inter-Regional Financial Group, Inc. ............     394,975
    10,000    Marc, Inc. ......................................     195,000
    15,000    PMC Capital, Inc. ...............................     204,375
    25,000    True North Communications, Inc. .................     578,125
                                                                 ----------
                                                                  1,928,725
                                                                 ----------

              Consumer Durables - 8.9%
    30,000    Jackpot Enterprises, Inc. .......................     303,750
    25,000    K2, Inc. ........................................     653,125
    30,000    Sturm, Ruger & Co., Inc. ........................     588,750
    35,000    Winnebago Industries, Inc. ......................     280,000
                                                                 ----------
                                                                  1,825,625
                                                                 ----------

              See accompanying notes to financial statements.


SCHEDULE OF INVESTMENTS (unaudited)                                                SEPTEMBER 30, 1996

                                                                                            Market
   Number of                                                                                 Value
     Shares                            Security                                            (Note 1)
  -----------                          --------                                         -------------
                   COMMON STOCKS - 92.0% (continued)

                   Consumer Non-Durables - 10.5%
   13,000          Coca-Cola Bottling Co. Consolidated ...............................  $     494,000
   15,000          International Multifoods Corp. ....................................        243,750
   25,000          Riviana Foods, Inc. (DE) ..........................................        400,000
   20,000          Schweitzer-Mauduit International, Inc. ............................        670,000
    6,000          Velcro Industries, N.V. ...........................................        331,500
                                                                                         ------------
                                                                                            2,139,250
                                                                                         ------------

                   Industrial - 17.2%
   20,000          A.O. Smith Corp. ..................................................        497,500
   12,000          Carpenter Technology Corp. ........................................        420,000
   10,000          Cleveland-Cliffs, Inc. ............................................        400,000
   30,000          Excel Industries, Inc. ............................................        510,000
   25,000          Kuhlman Corp. .....................................................        365,625
   20,000          Kysor Industrial Corp. ............................................        537,500
   10,000          Lukens, Inc. ......................................................        182,500
   15,000          Republic Group, Inc................................................        215,625
   30,000          Roanoke Electric Steel Corp........................................        390,000
                                                                                         ------------
                                                                                            3,518,750
                                                                                         ------------

                   Insurance/Services - 7.3%
   15,000          Acordia, Inc. .....................................................        455,625
   25,000          Donegal Group, Inc. ...............................................        450,000
   12,500          Selective Insurance Group, Inc. ...................................        418,750
    6,000          Washington National Corp. .........................................        173,250
                                                                                         ------------
                                                                                            1,497,625
                                                                                         ------------
                   Real Estate - 7.9%
    8,000          Camden Property Trust .............................................        205,000
    8,000          Colonial Properties Trust .........................................        210,000
   20,000          Innkeepers USA Trust ..............................................        225,000
    9,000          Merry Land & Investment Co., Inc. .................................        192,375
    9,000          ROC Communities, Inc. .............................................        219,375
   25,000          Ryland Group, Inc. ................................................        371,875
    7,000          Sovran Self Storage, Inc. .........................................        183,750
                                                                                         ------------
                                                                                            1,607,375
                                                                                         ------------

                 See accompanying notes to financial statements.


SCHEDULE OF INVESTMENTS (unaudited)                                                SEPTEMBER 30, 1996

                                                                                            Market
   Number of                                                                                 Value
     Shares                            Security                                            (Note 1)
  -----------                          --------                                         -------------
                 COMMON STOCKS - 92.0% (continued)

                 Technology - 10.0%
       14,500    Boston Acoustics, Inc. ............................................  $       286,375
       15,000    Helix Technology Corp. ............................................          427,500
       12,000    Kaman Corp. Class A ...............................................          127,500
       35,000    MacNeal-Schwendler Corp. ..........................................          284,375
        9,000    Shared Medical Systems Corp. ......................................          513,000
       15,000    Technitrol, Inc. ..................................................          416,250
                                                                                        -------------
                                                                                            2,055,000
                                                                                        -------------
                 Utilities - 1.1%
        6,000    WICOR, Inc. .......................................................          218,250
                                                                                        -------------
                 Total Common Stocks (cost $15,995,645).............................       18,807,250
                                                                                        -------------
  Principal
   Amount
------------
                 SHORT-TERM NOTES - 7.6%

$    770,000     Ford Motor Credit Corp. 5.36% due 10/03/96.........................          770,000
$    770,000     Associates Corp. of North America 5.29% due 10/08/96...............          770,000
                                                                                        -------------

                 Total Short-Term Notes (cost $1,540,000)...........................        1,540,000
                                                                                        -------------

                 Total Investments - 99.6% (cost $17,535,645)*......................       20,347,250

                 Cash and Other Assets, Less Liabilities - 0.4%.....................           88,509
                                                                                        -------------
                 NET ASSETS - 100.0%................................................  $    20,435,759
                                                                                        =============

* Aggregate cost for federal income tax purposes is $17,535,645; and net unrealized appreciation is as follows:

                 Gross unrealized appreciation......................................  $     3,328,332
                 Gross unrealized depreciation......................................         (516,727)
                                                                                        -------------
                     Net unrealized appreciation....................................  $     2,811,605
                                                                                        =============

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                        September 30, 1996 (unaudited)

ASSETS
   Investments in securities at market value (identified cost
    $17,535,645) (Note 1)..........................................  $  20,347,250
   Cash............................................................         96,594
   Dividends and interest receivable...............................         48,540
                                                                      ------------
       Total Assets................................................     20,492,384
                                                                      ------------
LIABILITIES
   Accrued expenses................................................          2,075
   Payable for investment securities purchased.....................         54,550
                                                                      ------------
       Total Liabilities...........................................         56,625
                                                                      ------------
NET ASSETS
   Applicable to 623,891 shares; $0.001 par value; 1,000,000,000 shares authorize...............................................  $  20,435,759
                                                                      ============
   Net asset value, offering and redemption price per share
      ($20,435,759 + 623,891 shares)...............................  $       32.76
                                                                      ============
SOURCE OF NET ASSETS
   Paid-in capital.................................................  $  16,163,483
   Accumulated undistributed net investment income.................         37,583
   Accumulated net realized gain on investments....................      1,423,088
   Net unrealized appreciation of investments......................      2,811,605
                                                                      ------------
       Net Assets..................................................  $  20,435,759
                                                                      ============

================================================================================
                            STATEMENT OF OPERATIONS
                 6 Months Ended September 30, 1996 (unaudited)


INCOME
  Dividends........................................................  $     303,446
  Interest.........................................................         39,801
                                                                      ------------
     Total Income..................................................        343,247
                                                                      ------------
EXPENSES
  Advisory fees (Note 2)...........................................         48,679
  Registration fees (Note 2).......................................         21,122
  Audit fees.......................................................         11,500
  Shareholder services fees (Note 2)...............................          8,383
  Accounting/Pricing services fees (Note 2)........................          8,333
  Custodian fees (Note 2)..........................................          5,183
  Administrative services fees (Note 2)............................          4,167
  Directors' fees..................................................          2,194
  Miscellaneous fees...............................................          1,638
  Printing and postage fees........................................          1,457
  Taxes other than income taxes....................................            625
  Legal fees.......................................................            340
                                                                      ------------
     Total Expenses................................................        113,621
                                                                      ------------
        Net Investment Income......................................        229,626
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments.................................        923,878
  Net decrease in unrealized appreciation of investments...........       (460,616)
                                                                      ------------
     Net gain on investments.......................................        463,262
                                                                      ------------
        Net increase in net assets resulting from operations.......  $     692,888
                                                                      ============

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                           6 Months
                                                                             Ended
                                                                         September 30,    Year Ended
                                                                              1996         March 31,
                                                                           (unaudited)       1996
                                                                        --------------- ------------
OPERATIONS
  Net investment income................................................ $       229,626 $    384,241
  Net realized gain on investments.....................................         923,878      970,650
  Net increase (decrease) in unrealized appreciation
     of investments....................................................        (460,616)   2,474,521
                                                                        --------------- ------------
      Net increase in net assets resulting from operations.............         692,888    3,829,412

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment income
     ($0.32 and $0.66 per share, respectively).........................        (198,480)    (382,442)

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from the net change
     in the number of outstanding shares (a)...........................         349,386    2,086,829
                                                                        --------------- ------------
      Total Increase in Net Assets.....................................         843,794    5,533,799

NET ASSETS AT THE BEGINNING OF THE PERIOD .............................      19,591,965   14,058,166
                                                                        --------------- ------------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment income
     of $37,583 and $6,437, respectively).............................. $    20,435,759 $ 19,591,965
                                                                        =============== ============

(a) A summary of capital share transactions follows:

                                                 6 Months Ended
                                               September 30, 1996                    Year Ended
                                                  (unaudited)                      March 31, 1996
                                         ------------------------------    ------------------------------
                                            Shares            Value           Shares             Value
                                         ------------      ------------    ------------       -----------
 Shares issued.....................           22,305      $   717,536           91,285       $  2,692,659
 Shares reinvested from
     net investment income.........            4,248          138,717            9,200            277,894
                                         -----------       ----------      -----------        -----------
                                              26,553          856,253          100,485          2,970,553
 Shares redeemed...................          (15,961)        (506,867)         (30,395)          (883,724)
                                         -----------       ----------      -----------        -----------
     Net increase..................           10,592      $   349,386           70,090       $  2,086,829
                                         ===========       ==========      ===========        ===========

                See accompanying notes to financial statements.
                                      10

                         NOTES TO FINANCIAL STATEMENTS
                         September 30, 1996 (unaudited)

Note 1. - Significant Accounting Policies - The Stratton Funds, Inc. (the "Company") was organized on January 5, 1993 as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. As of the date of this report, the Company offered one investment portfolio, Stratton Small-Cap Yield Fund (the "Fund"). The Fund's investment objective is to achieve both dividend income and capital appreciation. The Fund will seek to achieve this objective through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

     B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

     C. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

     E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                         September 30, 1996 (unaudited)

Note 2. - During the six months ended September 30, 1996, the Fund paid advisory fees aggregating $48,679 to Stratton Management Company, (the"Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays a monthly fee to the Advisor at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee.

The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"). When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receive compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $8,383 for providing shareholder services, $4,167 for certain administrative services and $8,333 for accounting/pricing services during the six months ended September 30, 1996. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $4,114,323 and $3,937,840, respectively, for the six months ended September 30, 1996.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                6 Months
                                                  Ended       Year         Year      For the Period
                                                 09/30/96     Ended        Ended       04/12/93*
                                               (unaudited)  03/31/96     03/31/95    to 03/31/94
                                                ---------   --------     --------    -----------
Net Asset Value, Beginning of Period...........  $31.95       $25.88       $25.94      $25.00

 Income from Investment Operations
 ---------------------------------
 Net investment income.........................    0.37         0.66         0.57        0.43
 Net gains (loss) on securities
   (both realized and unrealized)..............    0.76         6.07        (0.04)       0.91
     Total from investment operations..........    1.13         6.73         0.53        1.34

 Less Distributions
 ------------------
 Dividends (from net investment
   income).....................................   (0.32)       (0.66)       (0.59)      (0.40)
 Distributions (from capital gains)............    0.00         0.00         0.00        0.00
     Total distributions.......................   (0.32)       (0.66)       (0.59)      (0.40)

 Net Asset Value, End of Period................  $32.76       $31.95       $25.88      $25.94

 Total Return..................................    3.54%***    26.18%        2.09%       5.51%**

 Ratios/Supplemental Data
 ------------------------
 Net assets, end of period (in 000's).......... $20,436      $19,592      $14,058      $8,257
 Ratio of expenses to average
   net assets..................................    1.13%**      1.46%        2.12%       2.28%**
 Ratio of net investment
   income to average net assets................    2.29%**      2.28%        2.36%       1.85%**
 Portfolio turnover rate.......................   42.42%**     33.50%       30.20%      28.60%**
 Average commission rate paid..................  $0.0623          N/A          N/A         N/A
-------------------

*      Commencement of operations
**     Annualized
***    Six months only

                See accompanying notes to financial statements.

                            SHAREHOLDER INFORMATION

Minimum Investment
------------------

The minimum amount for the initial purchase of shares of Stratton Small-Cap Yield Fund is $500. This minimum amount will remain in effect until the Fund reaches 2,000 shareholders, after which time the minimum amount for initial purchases will be $5,000. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange
------------------

Shares of Stratton Small-Cap Yield Fund may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Growth Fund, Inc. or Stratton Monthly Dividend Shares, Inc., if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Small-Cap Yield Fund reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Growth Fund or Stratton Monthly Dividend Shares should be obtained and read prior to making any such exchange.

Income Dividend and Capital Gains Distributions
-----------------------------------------------

Stratton Small-Cap Yield Fund expects to distribute substantially all of its net investment income quarterly, in March, June, September and December. The Fund intends to distribute all of its net realized capital gains annually.

Systematic Withdrawal Plan
--------------------------

Investors who either own or purchase Stratton Small-Cap Yield Fund shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

Share Price Information
-----------------------

The daily share price of Stratton Small-Cap Yield Fund can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as SmCap or Small Cap Yield. The Fund's stock ticker symbol is STSCX.

Retirement Plans
----------------
Stratton Small-Cap Yield Fund's IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

General Information on SSCY
---------------------------

Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726


Existing Shareholder Account Services
-------------------------------------

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FPS SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephones: 610-239-4600 * 800-441-6580


Investment Portfolio Activities
-------------------------------
Questions regarding Stratton Small-Cap Yield Fund's investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


Additional Purchases Only to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FPS SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


  This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Small-Cap Yield Fund.

[LOGO OF STRATTON SMALL-CAP YIELD FUND APPEARS HERE]

                            STRATTON SMALL-CAP
                            YIELD FUND


Directors                          Officers

LYNNE M. CANNON                    JAMES W. STRATTON
                                   Chairman

JOHN J. LOMBARD, JR.               FRANK H. REICHEL, III
                                   President

HENRY A. RENTSCHLER                JOHN A. AFFLECK
                                   GERARD E. HEFFERNAN
                                   JOANNE E. KUZMA
MERRITT N. RHOAD, JR.              Vice President

                                   PATRICIA L. SLOAN
ALEXANDER F. SMITH                 Secretary and Treasurer

                                   JAMES A. BEERS
RICHARD W. STEVENS                 CAROL L. ROYCE
                                   Assistant Secretary
                                   Assistant Treasurer
JAMES W. STRATTON



Investment Advisor                 Transfer Agent and Dividend Paying Agent
STRATTON MANAGEMENT COMPANY        FPS SERVICES, INC.
Plymouth Meeting Executive Campus  3200 Horizon Drive, P.O. Box 61503
610 W. Germantown Pike, Suite 300  King of Prussia, Pa 19406-0903
Plymouth Meeting, PA 19462-1050    Telephones: 610-239-4600 * 800-441-6580
Telephone: 610-941-0255